FIRST QUARTER 2015 FINANCIAL REVIEW


Checkpoint

Supplemental Presentation Materials
May 6, 2015

Results are based on preliminary, unaudited financials

Forward-Looking Statements

This presentation includes information that constitutes forward-looking statements. Forward-looking statements often address our expected future business and financial performance, and often contain words such as "expect," "anticipate," "intend," "plan," "believe," "seek," or "will." By their nature, forward-looking statements address matters that are subject to risks and uncertainties. Any such forward-looking statements may involve risk and uncertainties that could cause actual results to differ materially from any future results encompassed within the forward-looking statements. Factors that could cause or contribute to such differences include: the impact upon operations of accounting policies review and improvement; the impact upon operations of legal and compliance matters or internal controls review, improvement and remediation, including the detection of wrongdoing, improper activities, or circumvention of internal controls; our ability to successfully implement our strategic plan; our ability to manage growth effectively including our ability to integrate acquisitions and to achieve our financial and operational goals for our acquisitions; changes in economic or international business conditions; foreign currency exchange rate and interest rate fluctuations; lower than anticipated demand by retailers and other customers for our products; slower commitments of retail customers to chain-wide installations and/or source tagging adoption or expansion; possible increases in per unit product manufacturing costs due to less than full utilization of manufacturing capacity as a result of slowing economic conditions or other factors; our ability to provide and market innovative and cost-effective products; the development of new competitive technologies; our ability to maintain our intellectual property; competitive pricing pressures causing profit erosion; the availability and pricing of component parts and raw materials; possible increases in the payment time for receivables as a result of economic conditions or other market factors; our ability to comply with covenants and other requirements of our debt agreements; changes in regulations or standards applicable to our products; our ability to successfully implement global cost reductions in operating expenses including, field service, sales, and general and administrative expense, and our manufacturing and supply chain operations without significantly impacting revenue and profits; our ability to maintain effective internal control over financial reporting; risks generally associated with information systems upgrades and our company-wide implementation of an enterprise resource planning (ERP) system and additional matters disclosed in our Securities and Exchange Commission filings.

We believe that the most significant risk factors that could affect our financial performance in the near-term include: (1) changes in economic or international business conditions including foreign currency exchange rate and interest rate fluctuations; (2) our ability to successfully implement our strategic plan; (3) our ability to manage growth effectively including our ability to integrate acquisitions and to achieve our financial and operational goals for our acquisitions, and (4) lower than anticipated demand by retailers and other customers for our products including slower commitments of retail customers to chain-wide installations and/or source tagging adoption or expansion.

For a more detailed discussion of these and other factors, see "Risk Factors" and "Management's Discussion and Analysis of Results of Operations and Financial Condition" in our 2014 Form 10-K, filed on March 5, 2015 with the Securities and Exchange Commission. The forward-looking statements included in this document are made only as of the date of this document, and we undertake no obligation to update these statements to reflect subsequent events or circumstances, other than as may be required by law.

First Quarter 2015 Highlights

Revenue and earnings in line with expectations

- ✓ 5.0% constant currency revenue decline
- ✓ Gross profit margins up 170 basis points vs. last year despite lower volumes and change in mix
- ✓ Adjusted Non-GAAP EPS of $0.04, flat vs. last year*

Merchandise Visibility revenue continues to grow at rapid pace

- ✓ Total RFID revenues grew 29.4% year-over-year, 41.4% at constant currency

Company maintains current guidance

- ✓ Further U.S. Dollar strengthening reduced 2015 net revenue forecast by ~$7MM, offset by a stronger sales pipeline
- ✓ No major new rollouts signed, but remain confident in current pipeline

*See accompanying reconciliation of GAAP to Non-GAAP financial measures.

Segment Financial Performance

($000s)

	1Q15	1Q14	% Change Reported	% Change Constant Currency
Net Revenues:				
Merchandise Availability Solutions	$81,526	$93,464	-12.8%	-4.2%
Apparel Labeling Solutions	37,185	42,081	-11.6%	-8.0%
Retail Merchandising Solutions	9,831	11,861	-17.1%	-0.9%
Total Checkpoint	**$128,542**	**$147,406**	**-12.8%**	**-5.0%**

	1Q15	1Q14	Reported Change (bps)
Gross Profit Margin:			
Merchandise Availability Solutions	50.6%	47.0%	363
Apparel Labeling Solutions	31.1%	33.5%	(242)
Retail Merchandising Solutions	37.7%	35.9%	177
Total Checkpoint	**44.0%**	**42.3%**	**173**

Foreign Exchange Headwinds

More than two-thirds of Checkpoint's revenues are denominated in foreign currencies

	1Q14	2Q14	3Q14	4Q14	1Q15	% Change
Euro	$1.371	$1.371	$1.357	$1.330	$1.131	-17.5%
Japanese Yen	102.9	102.5	102.9	105.5	119.2	-13.7%
Australian Dollar	$0.896	$0.915	$0.919	$0.903	$0.789	-12.0%
Chinese Yuan	6.115	6.139	6.145	6.143	6.136	-0.3%
British Pound	$1.655	$1.669	$1.670	$1.649	$1.517	-8.3%
Mexican Peso	13.224	13.104	13.104	13.278	14.932	-11.4%
Canadian Dollar	1.101	1.096	1.093	1.103	1.235	-10.9%

	YTD Average Exchange Rates			
	2015 Guidance	2014 Actual	YoY Variance	
Euro	$1.100	$1.330	-17.3%	*Highest % of Revenues*
Japanese Yen	119.1	105.5	-11.4%	
Australian Dollar	$0.779	$0.903	-13.8%	
Chinese Yuan	6.118	6.143	0.4%	*Highest % of Manufacturing Costs*
British Pound	$1.496	$1.649	-9.3%	
Mexican Peso	15.155	13.278	-12.4%	
Canadian Dollar	1.255	1.103	-12.1%	

Checkpoint

2014 – 2015E Guidance Revenue and Adjusted EBITDA Bridge

1. Foreign currency headwinds
2. Impact of new system installations at Family Dollar and smaller European retailers in 2014
3. Expected new business with new and existing accounts, net of lost business
4. Strategic growth investments
5. Profitability improvements – Lean Six Sigma projects, manufacturing cost reduction, targeted headcount reduction, etc.

Net Revenue



($MM)
$700
$600
$500
$400
$662.0
($50.0)
($32.0)
$20.0
$600.0 (1)
2014
Currency
2014 Rollouts
Net New Business
2015E Guidance ($575–$625MM)
1
2
3

Adjusted EBITDA*



($MM)
$90
$70
$50
$30
$79.0
($7.0)
($16.5)
$9.5
($8.5)
$5.0
$61.5 (1)
2014
Currency
2014 Rollouts
New Business
Strategic Growth Investments
Profitability Improvements
2015E Guidance ($55–$68MM)
1
2
3
4
5

Note
1. Reflects midpoint of guidance range

*See accompanying reconciliation of GAAP to Non-GAAP financial measures.

Checkpoint

Strategic Growth Initiatives

We're investing in key strategic growth initiatives to ensure we remain the #1 retail solutions expert in the world

- ✓ $7-10 million of 2015 investments impacting the P&L
- ✓ Up to $7 million of increased 2015 capital expenditures

#	Initiative	Description	R&D	SG&A	Capex
1	New Product Development	Increased research & development of new innovative solutions	✓		
2	New End Markets	New sales effort on underpenetrated end markets	✓	✓	✓
3	Operational Enhancements	Dedicated resources and outside consultants focused on Lean Six Sigma initiatives		✓	✓
4	Re-Invention	Focused research & development on current products	✓	✓	
5	MV / RFID	Increased focus for highest-growth product categories	✓	✓	✓
6	M&A	Actively seeking accretive acquisitions with complementary products or services			

Corporate Governance Update

As outlined in the Company's proxy materials filed on April 27, the Board will have a vacant seat following the Annual Meeting of Shareholders

As is the case with all director appointments, the Board values and welcomes the input of our shareholders during this critical process

- ✓ The Governance Committee has initiated a search process for a new director

Reflects the Board's ongoing commitment to strong corporate governance – aligning the strategic direction of the Company with the expertise of its directors

- ✓ Marc Giles – appointed March 2013
- ✓ Steven David – appointed September 2012
- ✓ Julie England – appointed October 2010

APPENDIX


Checkpoint

Reconciliation of GAAP to Non-GAAP Financial Measures

($ in millions)	Twelve Months Ended December 28, 2014	Twelve Months Ended December 29, 2013
Net Revenues	$ 662.0	$ 689.7
GAAP operating income	38.7	23.3
Non-GAAP Adjustments:		
Management transition expense	-	1.2
Restructuring expense	6.6	10.9
Asset impairment	0.9	4.8
Litigation settlement	1.6	(6.6)
Acquisition costs	0.4	1.0
Other operating income (a)	-	(0.3)
Adjusted Non-GAAP operating income	**$ 48.2**	**$ 34.3**
Other gain (loss), net (b)	(0.1)	0.2
Depreciation and amortization expense	25.1	26.3
Stock compensation expense	5.8	6.3
Adjusted EBITDA from continuing operations	**$ 79.0**	**$ 67.1**

(a) Represents the gain on sale of our interest in the non-strategic Sri Lanka subsidiary.
(b) Represents other gain (loss), net per the Consolidated Statement of Operations less foreign exchange gain (loss).

Checkpoint

Reconciliation of GAAP to Non-GAAP Financial Measures

($ in millions)	Quarter Ended March 29, 2015	Quarter Ended March 30, 2014
Net loss, as reported	$ (0.7)	$ (0.1)
Non-GAAP Adjustments:		
Management transition expense, net of tax	0.8	-
Restructuring expense, net of tax	1.1	1.4
Acquisition costs, net of tax	0.1	-
Interest expense on financing liability, net of tax	0.3	0.4
Adjusted net earnings	$ 1.6	$ 1.7
Reported diluted shares	42.7	41.9
Adjusted diluted shares	43.0	42.2
Reported net loss per share - diluted	$ (0.02)	$ -
Adjusted net earnings per share - diluted	**$ 0.04**	**$ 0.04**